Exhibit 99.1

1 Whipkey Drilling Pad, Marshall County, West Virginia IPAA OGIS New York April 15, 2013

Disclaimer This presentation contains “forward-looking statements” within the meaning of section 21E of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) which represent our expectations or beliefs about future events. These statements can be identified generally by forward-looking words such as “expect”, “believe”, “anticipate”, “plan”, “intend”, “estimate”, “may”, “will” or similar words. Forward-looking statements are statements about the future and are inherently uncertain, and our actual achievements or other future events or conditions may differ materially from those reflected in the forward-looking statements due to a variety of risks, uncertainties and other factors, including, without limitation, those described in Item 1A of the company’s annual report on form 10-K for the year ended December 31, 2012 under the heading, “Risk Factors”, and elsewhere in the annual report and our filings with the Securities and Exchange Commission. These risks and uncertainties include, but are not limited to: 1. The risks of the oil and gas industry, such as operational risks in exploring for, developing and producing crude oil and natural gas; 2. market demand; 3. risks and uncertainties involving geology of oil and gas deposits; 4. the uncertainty of reserves estimates and reserves life; 5. the uncertainty of estimates and projections relating to production, costs and expenses; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; 6. fluctuations in oil and gas prices, foreign currency exchange rates and interest rates; 7. health, safety and environmental risks; 8. uncertainties as to the availability and cost of financing; 9. the possibility that government policies or laws may change or governmental approvals may be delayed or withheld; 10. other sections of this presentation may include additional factors that could adversely affect our business and financial performance. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for our management to predict all risk factors, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Our forward-looking statements contained in this presentation are made as of the respective dates set forth in this presentation. Such forward-looking statements are based on the beliefs, expectations and opinions of management as of the date the statements are made. We do not intend to update these forward-looking statements. For the reasons set forth above, investors should not place undue reliance on forward-looking statements. Readers are encouraged to read our December 31, 2012 Annual Report on Form 10-K and any and all of our other documents filed with the SEC regarding information about Trans Energy, Inc. for meaningful cautionary language in respect of the forward-looking statements herein. Interested persons are able to obtain copies of filings containing information about Trans Energy, Inc., without charge, at the SEC’s internet site (http://www.sec.gov). 2

About Trans Energy Company Overview Company Overview Trans Energy: (OTCQB: TENG) Pure Play Marcellus Shale Proved Reserves: 52.4 Bcfe (12/31/2012 Wright & Co. Estimates—Marcellus only) Recent Daily Production: 11,900 Mcfe 52-Week Range: $1.55—$5.01 3-Month Avg. Daily Volume – 3,021 Shares Shares Outstanding: 13.2 Million Market Capitalization: $43.7 million Experienced Management Team Selected Financial Information 3 Area of Operation 3

Why Invest in Trans Energy?

- Marcellus Shale pure play
- Predictable and repeatable inventory
- Prominent land position with strong upside potential
- Trades at a significant discount to NAV
- Experienced Management Team


Wet Gas
Dry Gas

Marcellus Shale Pure Play	◆ Over 60,000 gross acres in core of the Marcellus Shale ◆ Utica Shale potential ◆ Upper Devonian upside potential ◆ High-BTU, liquid-rich focus ◆ $1.50 per MMBtu breakeven gas price
Extensive Organic Drilling Inventory	◆ 400 + potential drilling locations (186 ready to drill today) ◆ 3+ Tcfe gross upside potential (including JV & royalty partners) ◆ Significant portion of acreage HBP (approx. 2/3) ◆ Off-take agreements totaling up to 45,000 MMBtu per day
Improved Financials	◆ $75 million credit facility funding near term drilling program
Experienced Management w/ Technical Expertise	◆ More than 200 years combined management experience ◆ Well-funded joint development partner has geologic / engineering team

Trans Energy, Inc. Oil and Gas Exploration and Development
OTCBB: TENG
4

Corporate Strategy—Prove Acreage / Add Drillable Locations Consolidate acreage surrounding legacy positions in the core of the Marcellus Marshall, Wetzel, Marion and Tyler counties Building upon local presence – a West Virginia company Drill to turn highly prospective acreage into 3P reserves Secure and maintain land position via leasehold rights Grow production and reserves / monetize assets 5

Overview of Recent Shallow Asset Transaction

- On January 24, 2013, as part of its efforts to focus on drilling Marcellus wells, Trans Energy sold its shallow conventional wells and farmed out shallow conventional drilling rights
- Marcellus leasehold and wells were not part of the transaction
- Below summarizes the effects of the shallow asset transaction:

Assets Monetized / Farmed Out

- Production and operatorship with respect to approx. 300 shallow wells (over 100 active)
  - Daily production of approx. 800 mcfe/d as of 12/31/12
  - Proved reserves of approx. 2.5Bcfe as of 12/31/11
- Acreage rights to drill shallow (not leases)
  - Approx. 26,000 net acres

Consideration / Rights Retained

- Net cash of $2.625 mm
- ORRI of approx. 2.5% on most existing wells
- ORRI of up to 5% on new wells drilled by the operator
- Right to drill wells to ensure leases remain HBP
- Right to drill wells to ensure term leases do not expire
- Ability to effectively determine shallow well locations
  - Maximizes ability to hold deep rights through shallow production
  - Ensures shallow operations do not impede Marcellus drilling
- Right to participate in shallow wells drilled by operator
  - 20% / 50% for new wells dependent upon shallow operator fulfilling drilling commitments
  - Rights are perpetual and do not require TENG to participate in any previous wells to retain rights

Trans Energy, Inc. Oil and Gas Exploration and Development
OTCBB: TENG
6

Marcellus Overview Majority of Company acreage located in wet gas window NGL yields in the 1.4 – 1.9 gallons per mcf range Ft. Beeler processing plants provide 320 MMcf/day throughput capacity Condensate and NGLs provide $1.00—$2.00 pricing uplift vs. dry gas $1.50 per MMBtu breakeven natural gas price (with NGLs @ 50% WTI price) Low-cost, highly predictable and repeatable play In Trans Energy’s area of operation, the Marcellus shale is approximately 50 – 100 feet thick 7 Dry Gas Wet Gas

Competitive Market Position 8 Marcellus Well Permits (thru Sept 20, 2012*) Marion: 60 Marshall: 139 Tyler: 22 Wetzel: 150 *Permit data acquired from WV Geologic Survey

Current Marcellus Acreage Significant Marcellus acreage that is held by shallow well production Approximately 350 horizontal well locations from HBP acreage alone Primary term leased acreage can generally be held by production from shallow vertical or Marcellus horizontal wells Current drilling program supplemented with selective shallow drilling will HBP all strategic acreage with near term lease expirations over the next two years Significant amount of acreage is also prospective for the Utica shale 9 Acreage Breakdown – 24,189 Net acres (CHART) 855 ac.

Reserves and Resources (SEC 12/31/12 Est.) Trans Energy has exposure to more than 3 Tcfe of Marcellus resource potential More than 400 potential drilling locations (186 ready to drill today) EUR per well of 1.4 – 2.9 Bcfe /1000’ of lateral (Est. Reserves as of 12/31/12) 10 12/31/12 SEC Reserve Summary Est.(1) Based on reserve estimates for ASD from the 12/31/2012 SEC reserve report prepared by independent reserve engineer Wright & Company, Inc. (2012 SEC pricing) Trans Energy recently sold 2.53 Bcfe of PDP reserves associated with shallow assets that are not included in the above figures. Proved Reserve Mix(1) Proved Reserve Category Mix(1) (2) Approximately 1/3 of the Non-proved Reserves shown above have been designated as “Probable” due to funding limitations.

Reserves and Resources (Internal 12/31/12 Est.) Trans Energy has exposure to more than 3 Tcfe of Marcellus resource potential More than 400 potential drilling locations (186 ready to drill today) EUR per well of 1.4 – 2.9 Bcfe /1000’ of lateral (Est. Reserves as of 12/31/12) 11 12/31/12 Internal Reserve Summary Est.(1) Based on reserve estimates for ASD from the 12/31/2012 reserve report prepared by independent reserve engineer Wright & Company, Inc. (Macquarie-Tristone 4Q12 Lender Survey pricing) Trans Energy recently sold 2.53 Bcfe of PDP reserves associated with shallow assets that are not included in the above figures. Proved Reserve Mix(1) Proved Reserve Category Mix(1) (2) Approximately 1/3 of the Non-proved Reserves shown above have been designated as “Probable” due to funding limitations.

Net Reserves and Resources 12 BCFE 3rd Party Engineered Probable Reserves Disclosed for 1st Time Note: 9/20 and 12/31 reserve estimates incorporate pricing from Macquarie Tristone Lender Price Surveys; Previous reserve estimates use SEC pricing

Wet Gas Provides Positive Economics $3.50 NYMEX Equals $4.59/MCF Wellhead Price $3.50 / MMBTU NYMEX Henry Hub $85 NYMEX WTI 13 Natural Gas Natural Gas Liquids Condensate Production Breakdown .84 MCF 1.6 Gallons/MCF .00212 BBLS/MCF Gross Realized Price by Product $3.30 net (1)(2) $1.16 net (3)(4)(5) $0.13 net(6) Total Realized Price per 1 MCF $4.59/MCF $4.59/MCF $4.59/MCF Gathering, Transportation and Processing ($0.75/MCF) ($0.75/MCF) ($0.75/MCF) Net Realized Price per 1 MCF $3.84/MCF $3.84/MCF $3.84/MCF $0.02 premium to NYMEX Henry Hub 1.116 MMBTU/mcf residue BTU factor 40% NYMEX WTI per NGLs 42 gal/bbl conversion factor 90% NGLs WTI less $26.00 for Appalachian Light Sweet One mcf Natural Gas via Wellhead Production

Experienced Management Team

Steve Lucado ***Chairman of the Board***	◆ Director since 2011 ◆ More than 18 years professional financial experience, including E&P CFO experience ◆ Bachelor of Arts Degree Harvard University, MBA, University of Chicago
John Corp ***President & Director***	◆ Director since 2005 and President since June 2010 ◆ More than 25 years drilling, production and operations experience ◆ Received a Bachelor of Science Degree in Petroleum Engineering from Marietta College
John Tumis ***Chief Financial Officer***	◆ Chief Financial Officer of Trans Energy since April 2011 ◆ More than 25 years experience in financial and strategic business planning in the oil and natural gas industry ◆ Received a Bachelor of Science Degree from Ohio Northern University and is a certified public accountant
Leslie Gearhart ***Vice President of Operations & General Secretary***	◆ Vice President of Operations and General Secretary ◆ Has more than 25 years of experience in the oil and gas industry in the Appalachian Basin ◆ Graduated with a Bachelor of Science Degree in Petroleum Engineering from Marietta College

Trans Energy, Inc. Oil and Gas Exploration and Development
OTCBB: TENG
14

Joint Development Partner: Republic Energy Republic is a privately held Dallas-based E&P company Technical team has 200+ years combined industry experience Former VP Geology and Head of Completion Operations for North Texas from Mitchell Energy Corporation Mitchell was the cutting edge Barnett player – wrote the book on shale fracing Focused on assets in the JV with Trans Energy Equity financing from Energy Trust Partners (an affiliate of Energy Spectrum) and Wells Fargo 15

Horizontal Marcellus Production History 16 Quarterly 8/8ths Production (Mmcfe)

Marshall County Type Curve (Pre Doman 1H, 2H) Excludes Whipkey 1H, Doman 1H and Doman 2H Based on realized prices of $90 per barrel Oil, realized NGL prices of $45 per barrel and $3.00 natural gas price. Realized $90 per barrel oil and realized NGL prices of $45 per barrel held constant. Projected Horizontal Well Results Reserves per well: 7.8 Bcfe IP Rates: 5.7 MMcfe/d 1st 30 day average: 4.4 MMcfe/d (1) Percent Liquids: 20% Gross cost per well: $7.0MM Average Lateral Length: 4000’ IRR(2): 25% Breakeven Gas Price(3): $1.50 per MMBtu MMcfe/d Years 17

Type Curve Update – Recent Well Completions 18 Projected Horizontal Well Reserves per well: 7.8 Bcfe IP Rates: 5.7 MMcfe/d 1st 30 day average: 4.4 MMcfe/d Percent Liquids: 20% WTI Price/Bbl: $90 (CHART)

Marshall County JV has 13,753 gross acres of leased and owned minerals 12 wells online, 1 well drilled and currently finishing frac Average 30-day IP of 4.4 MMcfe/d (1) / 6.0 MMcfe/d (2) 20% Oil/NGLs Average lateral length 4,100’ (1) / 3,420’ (2) Average EUR / 1000’ lateral of 1.90 Bcfe (1) / 2.22 Bcfe (2) 4.5 Frac Stages/1000’ lateral Drill time of 35 days spud to rig release Total Potential Wells: 127 Wells Drillable Today: 45 2013 Drilling Program: 2 wells Excludes Whipkey 1H, Doman 1H and Doman 2H Includes Doman 1H and Doman 2H 19

Wetzel County JV has 27,454 gross acres of leased and owned minerals 5 wells online Average 30-day IP of 8.1 MMcfe/d (1) 20% Oil/NGLs 5,000’ Average lateral length (1) Average EUR / 1000’ lateral (1) of 2.27 Bcfe 4.5 Frac Stages/1000’ lateral Drill time of 35 days spud to rig release Total Potential Wells: 200 Wells Drillable Today: 86 (1) Excludes Hart 28H 20

IP Rates—Recent Marcellus Completions 21

Drilling Program – Recap 17 Hz wells online 2 Doman wells turned online January 2013 Martinez well drilled,frac to be completed by mid April 2013 2013 Drilling Program Marion (3) Tyler (2) Marshall (2) 22

Marion & Tyler Counties 23 .THE NEXT STEP.

Marion County JV has 21,580 gross acres of leased and owned minerals Marcellus gains thickness relative to Wetzel BTU expected between 1050 and 1100 Total Potential Wells: 199 Total Wells Drillable Today: 19 (pending permits) 2013 Drilling Program: 3 wells 24 Marion County

Tyler County JV has 3,010 gross acres of leased and owned minerals Total Potential Wells: 47 Total Wells Drillable Today: 36 (pending permits) 2013 Drilling Program: 2 wells 25 Tyler County

Gas Off-Take (Williams & Momentum 3) 20-year gas gathering agreement with Williams for up to 45,000 MMBTU / day 90,000 MMBTU / day including Republic capacity Williams committed to provide off- take for all wells to be drilled (1) Access to the TETCO, Columbia and Dominion lines Marshall and Wetzel County wells feed into TETCO Ft. Beeler cryogenic processing facility started up in 2Q 2011 NGL yields up to 1.4 – 1.9 gal/mcf Second facility started Moundsville fractionation plant online November 12th Momentum 3 will provide transportation in Marion County Based on acreage dedication; Excludes Marion County 26

Net Asset Value 27 Trading at significant discount to net asset value (NAV)

Why Invest in Trans Energy?

Marcellus Shale Pure Play	◆ Over 60,000 gross acres in core of the Marcellus Shale ◆ Utica Shale potential ◆ Upper Devonian upside potential ◆ High-BTU, liquid-rich focus ◆ $1.50 per MMBtu breakeven natural gas price
Extensive Organic Drilling Inventory w/ Large Acreage Position	◆ 400 + potential drilling locations ◆ 3+ Tcfe upside potential (including JV and royalty partners) ◆ Significant portion of acreage HBP (approx. 2/3) ◆ Off-take agreements totaling up to 45,000 MMBtu per day
Improved Financials	◆ $75 million credit facility funding near term drilling program
Experienced Management w/ Technical Expertise	◆ More than 200 years combined management experience ◆ Well-funded joint development partner has geologic / engineering team

Trans Energy, Inc. Oil and Gas Exploration and Development
OTCBB: TENG
28

29 APPENDIX Doman Drilling Pad, Marshall County, West Virginia

Overview of April 2012 Corporate Reorganization

- The new credit facility involved a reorganization of the operating subsidiaries and assets of Trans Energy
- Below summarizes the movement of significant assets in the corporate reorganization:

Before Reorganization

Trans Energy, Inc. and Subsidiaries

- 21,739 net Marcellus acres
- 112 active shallow wells
- Interest in 14 Marcellus wells
- Office equipment and Corporate Functions
- 25,683 net acres (shallow rights)

After Reorganization

Trans Energy, Inc. and Wholly Owned Subsidiaries:

- Office equipment and Corporate Functions
- Wells
  - 112 active shallow wells
- Acreage rights to drill shallow (not leases)
  - 25,683 net acres

American Shale Development, Inc. ("ASD"):

- Acreage Leases (All zones below the top of the Rhinestreet Formation)
  - 21,739 net acres
- Interest in 14 producing Marcellus wells

Notes

- Trans Energy will continue to perform all accounting and processing of mineral owner royalty payments for Prima / shallow wells

Trans Energy, Inc. Oil and Gas Exploration and Development
OTCBB: TENG
30

Marcellus BTU Content By County Marshall, Wetzel, and Tyler counties have high BTU content with significant liquids potential Marion County is dry gas 31 Well Well Type BTU/SCF (Dry) BTU/SCF (Saturated) Marshall County Lucey Pad Horizontal 1,237 1,216 Doman Pad Horizontal 1,184 1,165 Keaton #1H Horizontal 1,238 1,216 Groves #1H Horizontal 1,218 1,198 Stout #2H Horizontal 1,186 1,165 Whipkey Pad Horizontal 1,212 1,193 Goshorn Pad Horizontal 1,207 1,187 Wetzel County Hart #20 Horizontal 1,197 1,177 Dewhurst #50 Vertical 1,119 1,100 Dewhurst 110 Pad Vertical 1,181 1,163 Dewhurst #73 Horizontal 1,090 Marion County Blackshere #101 Vertical 1,073 1,020 @14.73 (PSIA) Anderson Pad Horizontal 1,156 1,124 Vertical Hart #28H 1,115 1,072

Shrink and Gallons/MCF Correlation Shrink Gallons/Mcf 32

Overview of ASD Entity 33 (1) Upon execution of its warrants, Lender will own 19.5% of ASD Republic Energy Ventures, LLC Trans Energy, Inc. (OTCBB: TENG) Lender Parent Lender Subsidiary American Shale Development, Inc. (ASD) Republic Energy Operating, LLC (REO)

AJDA Summary

- Trans Energy entered into an AJDA with Republic Energy during 2007 to develop its Marcellus acreage



Public & Management Shareholders
Republic Management & Energy Trust Partners
Trans Energy, Inc.
Shallow Conventional Acreage Rights
Contract Operator to REO
Republic Energy Operating
100%(1)
Technical Expertise & Admin Services
American Shale Development
Utica (~26,000 net acres)
Marcellus & Other Upper Devonian(2)
(4,897 acres not in AJDA)
36-50%(3)
AJDA Marcellus & Other Upper Devonian Assets
63,500 Gross Acres in AMI
4 Vertical Marcellus Wells
17 Hz Marcellus Wells
1 Hz Marcellus Well waiting on frac (1Q 2013)
50-64%
Republic Energy Ventures & Affiliates

(1) Reflects Trans Energy's ownership of American Shale Development ("ASD") prior to potential dilution that could occur upon the exercise of the lenders' option for 19.5% of the stock of ASD.
(2) Includes acreage in Doddridge County that is outside of the AMI, plus approximately 4,500 acres in Wetzel County for which Republic has an option to obtain a 50% WI.
(3) Reflects Trans Energy's ownership of all assets within the AJDA, except for four horizontal Marcellus wellbores in which Trans Energy owns 5% WI prior to payout, and 10% WI after payout, per the terms of a farm out agreement with an unaffiliated third party. Trans Energy owns between a 36% WI and a 50% WI in AJDA gross acres.

Trans Energy, Inc. Oil and Gas Exploration and Development OTCBB: TENG 34